UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 4, 2024
Ellington Credit Company
(Exact name of registrant specified in its charter)

Maryland	001-35896	46-0687599
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
53 Forest Avenue
Old Greenwich, CT 06870
(Address of principal executive offices, zip code)
Registrant's telephone number, including area code: (203) 698-1200
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares of Beneficial Interest, $0.01 par value per share	EARN	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07. Submission of Matters to a Vote of Security Holders
On December 4, 2024, Ellington Credit Company (the “Company”) held its annual meeting of shareholders. Proxies for the meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended. The final voting results for each of the matters submitted to a vote of the shareholders at the annual meeting are set forth below.
Proposal 1: Election of Trustees
Votes regarding the election of six trustees, each of whom was elected for a term expiring at the 2025 annual meeting or until such time as his or her successor is elected and qualified, were as follows:

	For	Withheld	Broker Non-Votes
Robert B. Allardice, III	11,671,815	482,149	5,793,807
Mary McBride	11,684,064	469,900	5,793,807
David J. Miller	11,699,229	454,735	5,793,807
Laurence E. Penn	11,694,344	459,620	5,793,807
Ronald I. Simon, Ph.D.	11,346,149	807,815	5,793,807
Michael W. Vranos	11,599,755	554,209	5,793,807
Proposal 2: Approval of a Change in the Company's legal form from a Maryland real estate investment trust to a Delaware statutory trust
Votes on a proposal to approve a change in the Company’s legal form from a Maryland real estate investment trust to a Delaware statutory trust were as follows:

For	Against	Abstentions	Broker Non-Votes
11,245,845	526,737	381,382	5,793,807
Proposal 3: Approval of the Company's new Delaware Amended and Restated Declaration of Trust
Votes on a proposal to approve the Company's new Delaware Amended and Restated Declaration of Trust were as follows:

For	Against	Abstentions	Broker Non-Votes
11,248,346	465,314	440,304	5,793,807
Proposal 4: Approval of an Investment Advisory Agreement with Ellington Credit Company Management LLC, the Company's External Manager, which would replace the Company's Existing Management Agreement
Votes on a proposal to approve an Investment Advisory Agreement with Ellington Credit Company Management LLC, the Company's External Manager, which would replace the Company's Existing Management Agreement, were as follows:

For	Against	Abstentions	Broker Non-Votes
11,139,677	559,602	454,685	5,793,807
Proposal 5: Advisory (Non-Binding) “Say on Pay” Vote to Approve Executive Compensation
Votes on a proposal to approve, on an advisory basis, the compensation of the Company's named executive officers were as follows:

For	Against	Abstentions	Broker Non-Votes
10,231,474	1,028,069	894,421	5,793,807
Proposal 6: Ratification of the Appointment of the Company's Independent Registered Public Accountants
Votes regarding the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the year ending December 31, 2024 were as follows:

For	Against	Abstentions	Broker Non-Votes
17,218,699	367,947	361,125	*
* No broker non-votes arose in connection with this proposal due to the fact that the proposal was considered “routine” under New York Stock Exchange Rules.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELLINGTON RESIDENTIAL MORTGAGE REIT

Dated:	December 4, 2024	By:	/s/ Christopher Smernoff
Christopher Smernoff
Chief Financial Officer